SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: September 18, 2003
              (Date of earliest event reported) September 17, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                       000-29225               73-1513309
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Attached are material contracts and other documents executed by the registrant or its wholly owned subsidiary, American Cellular Corporation, in connection with American Cellular's reorganization and other material transactions.

     Exhibits:

2.3 Purchase Agreement dated July 25, 2003 for ACC Escrow Corp. and American Cellular Corporation $900,000,000 10% Series A Senior Notes due 2011

4.12 Form of Certificate of Designation of the Powers, Preferences and Relative, Optional and Other Special Rights of the Registrant's Series F Convertible Preferred Stock

4.12.1 Certificate of Correction of Certificate of Designation of Series F Convertible Preferred Stock

4.13 Indenture dated August 8, 2003 between ACC Escrow Corp. and Bank of Oklahoma, National Association, as Trustee

4.13.1 Supplemental Indenture dated August 19, 2003 between American Cellular Corporation and Bank of Oklahoma, National Association, as Trustee

4.14 First Supplemental Indenture dated August 19, 2003 with reference to Indenture dated March 14, 2001, between American Cellular Corporation, ACC Acquisition LLC, Subsidiary Guarantors and Bank of Oklahoma, relating to the issuance by American Cellular Corporation of its 9-1/2% Senior Subordinated Notes due 2009

10.14.1 Management Agreement between Dobson Cellular Systems, Inc. and American Cellular Corporation effective as of August 19, 2003

10.33 Tax Allocation Agreement dated August 19, 2003, between Dobson Communications Corporation and American Cellular Corporation

10.34 Registration Rights Agreement dated as of August 8, 2003 by and between ACC Escrow Corp. as Issuer, American Cellular Corporation, certain Guarantors listed on Schedule A and Bear, Stearns & Co., Inc. and Morgan Stanley & Co. Incorporated, as Initial Purchasers

10.35 Registration Rights Agreement dated August 19, 2003 between Dobson Communications Corporation and holders of Class A Common Stock and Series F Convertible Preferred Stock

10.36 Registration Rights Agreement between Dobson Communications Corporation and Bank of America, N.A. dated as of March 15, 2002

Item 9.  Regulation FD Disclosure.

          On September 17, 2003, the registrant issued a press release announcing that its shelf registration statement registering the shares of its class A common stock and its Series F convertible preferred stock issued in conjunction with the reorganization of American Cellular Corporation was declared effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOBSON COMMUNICATIONS CORPORATION

                                     By  RONALD L. RIPLEY
                                         Ronald L. Ripley, Vice President and
                                         Senior Corporate Counsel

September 18, 2003

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

2.3* Purchase Agreement dated July 25, 2003 for ACC Escrow Corp. and American Cellular Corporation $900,000,000 10% Series A Senior Notes due 2011

4.12* Form of Certificate of Designation of the Powers, Preferences and Relative, Optional and Other Special Rights of the Registrant's Series F Convertible Preferred Stock

4.12.1* Certificate of Correction of Certificate of Designation of Series F Convertible Preferred Stock

4.13* Indenture dated August 8, 2003 between ACC Escrow Corp. and Bank of Oklahoma, National Association, as Trustee

4.13.1* Supplemental Indenture dated August 19, 2003 between American Cellular Corporation and Bank of Oklahoma, National Association, as Trustee

4.14* First Supplemental Indenture dated August 19, 2003 with reference to Indenture dated March 14, 2001, between American Cellular Corporation, ACC Acquisition LLC, Subsidiary Guarantors and Bank of Oklahoma, relating to the issuance by American Cellular Corporation of its 9-1/2% Senior Subordinated Notes due 2009

10.14.1* Management Agreement between Dobson Cellular Systems, Inc. and American Cellular Corporation effective as of August 19, 2003

10.33* Tax Allocation Agreement dated August 19, 2003, between Dobson Communications Corporation and American Cellular Corporation

10.34* Registration Rights Agreement dated as of August 8, 2003 by and between ACC Escrow Corp. as Issuer, American Cellular Corporation, certain Guarantors listed on Schedule A and Bear, Stearns & Co., Inc. and Morgan Stanley & Co. Incorporated, as Initial Purchasers

10.35* Registration Rights Agreement dated August 19, 2003 between Dobson Communications Corporation and holders of Class A Common Stock and Series F Convertible Preferred Stock

10.36* Registration Rights Agreement between Dobson Communications Corporation and Bank of America, N.A. dated as of March 15, 2002

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*Filed herewith electronically